UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 15, 2005

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                           RCG COMPANIES INCORPORATED
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             (Exact name of registrant as specified in its charter)

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           Delaware                        1-8662                23-2265039
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 (State or other jurisdiction     (Commission File Number)     (IRS Employer
       of incorporation)                                     Identification No.)


            6836 Morrison Blvd., Ste. 200,
               Charlotte, North Carolina                            28211
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       (Address of principal executive offices)                  (Zip Code)

                                 (704) 366-5054
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              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

Item 2.03.  Creation of a Direct Financial Obligation.

On April 15, 2005, RCG Companies Incorporated (the "Registrant") closed the acquisition by merger of OneTravel, Inc. ("OneTravel"), pursuant to the previously announced Agreement and Plan of Merger, dated February 10, 2005, by and among OneTravel, OT Acquisition Corporation, Terra Networks Asociadas, S.L., Amadeus Americas, Inc. and Avanti Management, Inc. (collectively, the "Shareholders").

The terms of the acquisition provide for a total purchase price of $25.5 million, plus or minus the amount of net working capital (current assets over current liabilities) of OneTravel as of the closing. $2.5 million of the total consideration was paid by the Registrant as a deposit upon signing. $10.5 million of the total consideration, plus the estimated working capital adjustment of $827,488, was paid in cash at closing, and the remaining $12.5 million was paid at closing by the issuance of six-month, interest-free, convertible promissory notes to the Shareholders. The notes are convertible into common stock of the Registrant at the option of the note-holder. The Registrant's obligation to issue shares of common stock upon conversion is subject in all respects to the rules or regulations of the American Stock Exchange and stockholder approval. The conversion price per share of common stock of the Registrant will initially equal $0.6875. This conversion price will be adjusted to equal 125% of the market price of the Registrant's common stock in the event that the Registrant's contemplated one for ten reverse stock split is approved by its stockholders, and the average market value of the Registrant's common stock is lower that the split adjusted conversion price for the twenty trading days immediately following the effectuation of the reverse stock split. The Registrant has agreed to file a registration statement with the Securities and Exchange Commission in order to register the resale of the shares issuable upon conversion of the convertible promissory notes. The Registrant has the right to extend the maturity of the convertible note by up to five months upon payment of an extension fee to the note-holders of an aggregate of $125,000 per each one month extension.


The Registrant funded the closing consideration for this transaction by utilizing a portion of the proceeds received from the closing of its previously announced Securities Purchase Agreement with 12 institutional investors for a private placement of Series C Convertible Preferred Stock totaling $31,110,165, and associated warrants.

OneTravel is a privately held provider of online and offline discount travel products and services, offering its customers the ability to search for and book a full range of travel products. OneTravel also has proprietary dynamic packaging search engine technology that allows its customers to customize their own vacations by combining air, hotel and land options.

OneTravel operates a direct-to-consumer business through a variety of Web sites. In addition to OneTravel.com, it operates 11thHour.com, CheapSeats.com and DiscountHotels.com. OneTravel also provides technology solutions and support services that enable other businesses to operate in the online travel arena. Through OneTravel's long-standing partner program, OneTravel has developed turnkey solutions for organizations such as The Travel Channel, Sam's Club and SideStep.

The convertible promissory notes have been issued pursuant to the exemption from registration provided by Section 4(2) and Rule 506 of Regulation D of the Securities Act of 1933, as amended.

This summary description of the transaction does not purport to be complete and is qualified in its entirety by reference to the agreements and other documents that are filed as Exhibits hereto.

The press release issued by the Registrant on April 19, 2005 relating to the transaction is filed herewith as Exhibit 99.1

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired.

         All required financial statements with respect to the acquired OneTravel, Inc. will be filed by amendment pursuant to Item 9(a)(1) within 71 days from the date of which this report is required to be filed.

         (b) Pro Forma Financial Information.

         All required pro forma financial information with respect to the acquired OneTravel, Inc. will be filed by amendment pursuant to Item 9(b)(1) within 71 days from the date of which this report is required to be filed.


         (c) Exhibits.

         Exhibit No.       Description
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         4.1      Form of Convertible Promissory Note

         10.1 Agreement and Plan of Merger, dated February 10, 2005, by and among the Registrant, OT Acquisition Corporation, Terra Networks Asociadas, S.L., Amadeus Americas, Inc., Avanti Management, Inc. and OneTravel, Inc.

         10.2 Registration Rights Agreement, dated April 15, 2005, by and among the Registrant, Terra Networks Asociadas, S.L., Amadeus Americas, Inc., Avanti Management, Inc. and Libra Securities LLC.

         10.3     Form of Security Agreement

         99.1     Press Release issued April 19, 2005

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2005

                                       RCG COMPANIES INCORPORATED


                                       By:  /s/ Marc E. Bercoon
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                                            Marc E. Bercoon,
                                            Chief Financial Officer

                                  Exhibit Index


 Exhibit No.                          Description
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   4.1      Form of Convertible Promissory Note

   10.1 Agreement and Plan of Merger, dated February 10, 2005, by and among the Registrant, OT Acquisition Corporation, Terra Networks Asociadas, S.L., Amadeus Americas, Inc., Avanti Management, Inc. and OneTravel, Inc.

   10.2 Registration Rights Agreement, dated April 15, 2005, by and among the Registrant, Terra Networks Asociadas, S.L., Amadeus Americas, Inc., Avanti Management, Inc. and Libra Securities LLC.

   10.3     Form of Security Agreement

   99.1     Press Release issued April 19, 2005